Supplement dated June 3, 2010 to the MTB Retail Class Prospectus and the MTB Institutional Class Prospectus on behalf of the MTB Money Market Fund, MTB Prime Money Market Fund, MTB New York Tax-Free Money Market Fund, MTB Pennsylvania Tax-Free Money Market Fund, MTB Tax-Free Money Market Fund, MTB U.S. Government Money Market Fund and MTB U.S. Treasury Money Market Fund, each dated August 31, 2009

The Securities and Exchange Commission has recently amended its regulations with respect to money market funds. Beginning May 28, 2010, all money market funds will be required to comply with SEC requirements with respect to the liquidity of the funds’ investments. For instance, no money market fund may invest more than 5% of its total assets (measured at the time of acquisition) in illiquid securities (i.e., a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at the approximate value ascribed to it by the money market fund).

In addition, beginning June 30, 2010, each money market fund will be required to limit its dollar-weighted average portfolio maturity to 60 days or less, and its dollar-weighted average life (portfolio maturity measured without reference to provisions that allow managers to measure maturity by reference to the next interest rate reset date of an adjustable rate security) to 120 days.

Please keep this Supplement for future reference.